Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Asset Backed Securities Corp. (the “Company”) and College Avenue Student Loans, LLC (“College Avenue” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loans in conjunction with the proposed offering of Education Funding Trust 2020-A, Asset Backed Notes.

College Avenue is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 31, 2019, representatives of the Company, on behalf of College Avenue, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on October 23, 2019, with respect to 3,197 student loans (the “Statistical Data File”). At the Company’s instruction, we randomly selected 100 student loans from the Statistical Data File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.       Loan number (informational purposes only)

2.       Original term

3.       Loan type (fixed/floating)

4.       Original loan balance

5.       Current loan balance

6.       Borrower state

7.       Current interest rate

8.       Margin

9.       First disbursement date

10.       Number of scheduled remaining payments

11.       Loan payment plan (full P&I / IO)

12.       Loan status

13.       Days past due

14.       Deferment end date (if applicable)

15.       Forbearance end date (if applicable)

16.       Borrower credit score

17.       Borrower degree program

18.       Borrower school

19.       Borrower income*

20.       Interest only months remaining (if applicable)

21.       Maturity date

*For Sample Loans with either (i) an original loan balance greater than $100,000.00 (as set forth on the Servicing System, as defined herein) or (ii) a borrower income greater than $250,000.00 (as set forth on the Statistical Data File) only.

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We compared Characteristic 2 and 3. to the corresponding information set forth on or derived from the related “Final Disclosure”; Characteristics 4. through 15. to College Avenue’s servicing system (the “Servicing System”); Characteristics 16. through 18. to a query from College Avenue’s origination system (the “Origination System Query”); and Characteristic 19. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”).

With respect to our comparison of Characteristic 20., we were instructed to recompute the interest only months remaining as the number of months between (i) October 23, 2019 and (ii) the “interest only end date” as set forth on the Final Disclosure and compare such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 21., we were instructed to recompute the maturity date by adding (a) the original term (as set forth on the Final Disclosure) to (b) the “last disbursement date” (as set forth on the Servicing System) and compare such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 6., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the borrower state set forth on the Statistical Data File when compared to borrower state set forth on the Servicing System. For these Sample Loans, we were instructed to perform an additional procedure and compare the borrower state set forth on the Statistical Data File to the corresponding information set forth on the Final Disclosure;

•	with respect to our comparison of Characteristic 17., a borrower degree program (as set forth on the Statistical Data File) of (i) “Bachelor’s Degree” is deemed to be “in agreement” with a borrower degree program of “B” as set forth on the Origination System Query; (ii) “Master’s Degree” is deemed to be “in agreement” with a borrower degree program of “M” as set forth on the Origination System Query; (iii) “Associates Degree” is deemed to be “in agreement” with a borrower degree program of “A” as set forth on the Origination System Query; (iv) “Doctor of Medicine” is deemed to be “in agreement” with a borrower degree program of “MD” as set forth on the Origination System Query and (v) “Other Doctorate Degree” is deemed to be “in agreement” with a borrower degree program of “OD” as set forth on the Origination System Query;

•	with respect to our comparison of Characteristic 19., differences of 10% or less of the borrower income indicated on the Statistical Data File are deemed to be “in agreement.” Further, for Sample Loans with (i) differences greater than 10% of the borrower income indicated on the Statistical Data File and (ii) the borrower income set forth on or derived from the Income Verification Documentation was greater than the borrower income indicated on the Statistical Data File, we were instructed to perform no such comparison; and

•	with respect to our comparison of Characteristic 21., for the Sample Loans indicated in Appendix B, we observed a difference in the maturity date set forth on the Statistical Data File when compared to our recomputed maturity date. For these Sample Loans, we were instructed to perform an additional procedure and recompute the maturity date by adding (a) the sum of (i) the original term (as set forth on the Final Disclosure) and (ii) number of months of forbearance (as set forth on the Servicing System) to (b) the “last disbursement date” (as set forth on the Servicing System).

The loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of College Avenue and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 16, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 16, 2019.

In applying our agreed-upon procedures as outlined above, with respect to our comparison of Characteristic 6., we performed an additional procedure for the following Sample Loans:

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14000001118454

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 16, 2019.

In applying our agreed-upon procedures as outlined above, with respect to our comparison of Characteristic 21, we performed an additional procedure for the following Sample Loans:

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14000000326175

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.